Momentus Announces Changes to Leadership Team Momentus Inc. (NASDAQ: MNTS) ("Momentus" or the "Company"), a U.S. commercial space company that plans to offer transportation and other in-space infrastructure services, today announced that President Fred Kennedy has resigned from the Company effective January 21. “I’ve been consistently impressed with the professionalism and capabilities of the Momentus team, especially its engineering and operations personnel,” said Momentus President Dr. Fred Kennedy. “Their commitment to the Company’s vision has been nothing short of extraordinary. While I am departing the Company and leaving the Bay Area with my family, I will be following the team’s progress and look forward to seeing them get to orbit and do some outstanding work.” The Company's Chief Technology Officer, Rob Schwarz, will serve as interim Head of Engineering and Operations to support a seamless transition, while the Company hires additional executive leadership. Chief Executive Officer John Rood will also assume the role of company President. "Our team continues to be focused on launching our first Vigoride vehicles and demonstrating our capabilities in space this year,” said Chief Executive Officer John Rood. “We continue to make progress in preparing for launch of our first Vigoride as early as June 2022. The first Vigoride vehicle we plan to launch is undergoing additional work on some components, is scheduled to enter thermal vacuum testing later this month, and we have begun applying for the appropriate government licenses to support a June mission. We look forward to putting our technology through its paces in space." About Momentus Momentus is a U.S. commercial space company that plans to offer in-space infrastructure services, including in-space transportation, hosted payloads and in-orbit services. Momentus believes it can make new ways of operating in space possible with its planned in-space transfer and service vehicles that will be powered by an innovative water plasma-based propulsion system that is under development. The Company anticipates flying its first Vigoride vehicle to Low Earth Orbit on a third-party launch provider as early as June 2022, subject to receipt of appropriate government licenses and availability of slots on its launch provider's manifest, for which there is no assurance such licenses, approvals and availability will be received, if at all. Forward-Looking Statements This press release contains certain statements which may constitute “forward-looking statements” for purposes of the federal securities laws. Forward-looking statements include, but are not limited to, statements regarding Momentus’ or its management team’s expectations, hopes, beliefs, intentions, plans or strategies regarding the future, projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, and are not guarantees of future events, performance or results. The words “may,” “will,” “anticipate,” “believe,” “expect,” “continue,” “could,” “estimate,” “future,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “aim,” “strive,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of Momentus’ control. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to risks and uncertainties included in the “Risk Factors” section of Momentus’ registration statement, as such factors may be updated from time to time in our other filings with the Securities and Exchange Commission (the "SEC"), accessible on the SEC’s website at www.sec.gov and the Investor Relations section of our website at investors.momentus.space. These filings identify and address other important risks and uncertainties that could cause the Company’s actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and, except as required by law, the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Contacts Investors Darryl Genovesi at investors@momentus.space Media Jessica Pieczonka at press@momentus.space